As filed with the Securities and Exchange Commission on September 27, 1999
                                                           Registration No. 333-

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           --------------------------

                            STONE ENERGY CORPORATION
             (Exact Name of Registrant as specified in its charter)

            Delaware                                  72-1235413
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)                Identification No.)

                           625 E. Kaliste Saloom Road
                           Lafayette, Louisiana 70508
                                 (318) 237-0410
                    (Address of principal executive offices)

                            STONE ENERGY CORPORATION
                             1993 STOCK OPTION PLAN
                              (Full title of plan)

                              Andrew L. Gates, III
                   Vice President - Legal and General Counsel
                           625 E. Kaliste Saloom Road
                           Lafayette, Louisiana 70508
                     (Name and address of agent for service)
                                 (318) 237-0410
          (Telephone Number, including area code, of agent for service)


                                   Copies to:

                                  Alan P. Baden
                             Vinson & Elkins L.L.P.
                           1325 Avenue of the Americas
                                   17th Floor
                          New York, New York 10019-6026
                                 (917) 206-8000
                              (917) 206-8100 (fax)
                              --------------------





                         CALCULATION OF REGISTRATION FEE
================================================================================

                                        Proposed        Proposed
                                         Maximum         Maximum
                                      Offering Price    Aggregate     Amount of
Title of securities     Amount to be    Per Share       Offering    Registration
 to be registered       registered         (1)          Price (2)        Fee
--------------------------------------------------------------------------------
Common Stock             320,000         $41.45        $13,265,345     $3,688

================================================================================

(1) Calculated by dividing the proposed maximum aggregate offering price by the amount to be registered.

(2) The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h)(i) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended and is the sum of (i) the product resulting from multiplying 181,000, the number of additional shares registered by this Registration Statement to which options have been granted (but not exercised) under the 1993 Stock Option Plan, by $35.323 per share, the average exercise price of such options and (ii) the product resulting from multiplying 139,000 the number of additional shares registered by this Registration Statement as to which options may be granted under the 1993 Stock Option Plan, by $49.438, the average of the high and low prices of Common Stock as reported on the New York Stock Exchange on September 22, 1999.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of the Company's Registration Statement on Form S-8 (File No. 33-67332), as filed with the Securities and Exchange Commission on August 12, 1993, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana on the 27th day of September, 1999.

                                                  STONE ENERGY CORPORATION

                                              By: /s/ James H. Prince
                                                 ----------------------------
                                                      James H. Prince
                                               Vice President, Chief Financial
                                                   Officer and Treasurer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Peter Canty and James H. Prince and each of them, any one of whom may act without the joinder of the others, as his true and lawful attorney-in-fact to sign on his behalf and in the capacity stated below and to file any and all amendments and post-effective amendments to this registration statement, with all exhibits thereto, with the Securities and Exchange Commission, which amendment or amendments may make such changes and additions in this registration statement as such attorney-in-fact may deem necessary or appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


    Signature                  Title                                Date
    ---------                  -----                                ----

/s/ James H. Stone
------------------
    James H. Stone      Chief Executive Officer              September 27, 1999
                        and Chairman of the Board
                      (principal executive officer)


/s/ Joe R. Klutts
-------------------
    Joe R. Klutts            Vice Chairman of the Board      September 27, 1999


/s/ D. Peter Canty
-------------------
    D. Peter Canty           President, Chief Operating      September 27, 1999
                                Officer and Director


/s/ James H. Prince
-------------------
    James H. Prince       Vice President, Chief Financial    September 27, 1999
                               Officer and Treasurer
                           (principal financial officer)


/s/ J. Kent Pierret
-------------------
    J. Kent Pierret       Vice President - Accounting,       September 27, 1999
                    Chief Accounting Officer and Controller
                         (principal accounting officer)


/s/ David R. Voelker
---------------------
    David R. Voelker               Director                  September 27, 1999


/s/ John P. Laborde
----------------------
    John P. Laborde                Director                  September 27, 1999


/s/ Robert A. Bernhard
-----------------------
    Robert A. Bernhard             Director                  September 27, 1999


/s/ Raymond B. Gary
-----------------------
    Raymond B. Gary                Director                  September 27, 1999


/s/ B.J. Duplantis                                           September 27, 1999
-----------------------
    B.J. Duplantis                 Director

                                INDEX TO EXHIBITS


Exhibit
Number                              Exhibits
-------                             --------
   4.1* Stone Energy Corporation 1993 Stock Option Plan, as amended and restated
          (Incorporated by reference to Exhibit 4.3 to Registration Statement on Form S-8 (No. 33-67332))

   4.2* Form of Incentive Stock Option Agreement (Incorporated by reference to
          Exhibit 10.12 to Registration Statement on Form S-1 (No. 33-62362))

   4.3* Form of Nonstatutory Stock Option Agreement (Incorporated by reference to Exhibit 10.12 to Registration Statement on Form S-1 (No. 33-62362)

     5  Opinion of Vinson & Elkins L.L.P. as to the legality of the securities

  23.1  Consent of Arthur Andersen LLP

  23.2  Consent of Vinson & Elkins L.L.P. (included in Exhibit 5)

    24  Powers of Attorney (included on signature page)

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*  Previously filed.